UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

TERAWULF INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Registered Direct Offering of Common Stock & Private Placement of Warrants

On December 12, 2022, TeraWulf Inc. (the “Company”) entered into subscription agreements with certain accredited and institutional investors (each, a “Purchaser” and collectively, the “Purchasers”) in privately negotiated transactions (the “Subscription Agreements”) pursuant to which the Company issued (i) 16,850,000 shares of common stock, par value $0.001 per share (the “Common Stock”) as part of a registered direct offering (the “Registered Direct Offering”), at a purchase price of $.40 per share of Common Stock, for an aggregate purchase price of $6.74 million before deducting any fees and other expenses and (ii) 11,250,000 warrants (the “Warrants”) exercisable for 8,750,000 shares of common stock, at an exercise price equal to $0.40 per share of common stock, in a private placement transaction exempt from registration under Section 4(a)(2)/Reg D of the Securities Act of 1933, as amended (the “Securities Act”). The Warrants become exercisable on January 16, 2023 and expire on January 31, 2023. In connection with the issuance of Warrants, the Company and the Purchasers entered into (i) a Registration Rights Agreement, dated December 12, 2022, pursuant to which the Company agreed to provide customary shelf and piggyback registration rights to the Purchasers with respect to the shares of common stock underlying the Warrants and (ii) a Warrant Agreement, dated December 12, 2022, pursuant to which the Company agreed to issue Warrants to the Purchasers having the material terms set forth above.

The closing of the Registered Direct Offering and the issuance of the Warrants is expected to occur on December 12, 2022.

The offer and sale of the Common Stock in the Registered Direct Offering was made pursuant to a registration statement on Form S-3 (File No. 333-262226) filed by the Company with the Securities and Exchange Commission under the Securities Act, and the prospectus supplement thereunder.

The Company will use the proceeds from the sale of the Common Stock in the Registered Direct Offering for general corporate purposes, including working capital, repayment of indebtedness to YA II PN, LTD. and/or capital expenditures.

The Subscription Agreements contain customary representations, warranties, covenants and agreements of the Company and the Purchasers and are subject to customary closing conditions and termination rights.

The foregoing description of the Subscription Agreements, the Registration Rights Agreement and the Warrant Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreements.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Warrants is incorporated by reference herein. The shares of common stock issuable upon exercise of the Warrants will not be registered under the Securities Act at the time of issuance, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, but are subject to the Registration Rights Agreement described above in Item 1.01.

Item 5.01.	Change of Control of Registrant.

Prior to the completion of the Registered Direct Offering and the issuance of the Warrants, Paul Prager, founder and Chief Executive Officer of the Company, beneficially owned 59.4% of the Company’s outstanding common stock and had the right to vote 59.4% of the shares of common stock. Under Nasdaq listing requirements, if more than 50% of the voting power for the election of directors of a Nasdaq listed company is held by an individual, a group or another company, such company qualifies as a “controlled company” and is eligible to avail itself of certain corporate governance exemptions available to “controlled companies.”

After giving effect to the issuance of the Common Stock in the Registered Direct Offering and the issuance of the Warrants, Mr. Prager holds 49.88% of the outstanding shares of common stock of the Company, which shares represent the right to vote 49.88% of the shares of common stock. As a result, the Company is no longer a “controlled company” under applicable Nasdaq rules. Accordingly, following permitted phase-in periods, the Company will be required to, among other things, have a majority of independent directors on its Board of Directors, a compensation committee consisting solely of independent directors and a director nominations process whereby directors are selected by a nominations committee consisting solely of independent directors or by a vote of the Board of Directors in which only independent directors participate.

The information and disclosures in Item 1.01 above relating to the Registered Direct Offering and the issuance of Warrants are incorporated by reference into this Item 5.01 in their entirety.

Item 7.01.	Regulation FD Disclosure.

On December 12, 2022, the Company issued a press release (“Press Release”) announcing an update to its operations, the completion of the Company’s Registered Direct Offering and other matters. A copy of the Company’s Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
99.1	Press Release, dated as of December 12, 2022.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; (12) the timely transition of the CFO role; and (13) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

By:	/s/ Patrick A. Fleury
Name:	Patrick A. Fleury
Title:	Chief Financial Officer

Dated: December 12, 2022